UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 19, 2024 (April 19, 2024)

APARTMENT INCOME REIT CORP.

APARTMENT INCOME REIT, L.P.

(Exact name of Registrant as Specified in Its Charter)

Maryland (Apartment Income REIT Corp.)	001-39686	84-1299717
Delaware (Apartment Income REIT, L.P.)	000-24497	84-1275621
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4582 South Ulster Street Suite 1700
Denver, Colorado	80237
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (303) 757-8101

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Apartment Income REIT Corp. Class A Common Stock	AIRC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure.

As previously disclosed, Apartment Income REIT Corp., a Maryland corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Apex Purchaser LLC, a Delaware limited liability company (“Buyer 1”), Aries Purchaser LLC, a Delaware limited liability company (“Buyer 2”), Astro Purchaser LLC, a Delaware limited liability company (“Buyer 3” and, together with Buyer 1 and Buyer 2, collectively, “Parents”), and Astro Merger Sub, Inc., a Maryland corporation and a wholly owned subsidiary of Parents (“Merger Sub”) on April 7, 2024, pursuant to which, at the closing of the Merger, Merger Sub will merge with and into the Company (the “Merger”). The issued and outstanding equity interests of the Company’s operating partnership, Apartment Income REIT, L.P. (the “Operating Partnership”), including the Partnership Common Units, each class of Partnership Preferred Units, Partnership LTIP Units and Class I High Performance Partnership Units (each as defined in the Merger Agreement), will be unaffected by the Merger and will remain issued and outstanding and will continue to have the rights and privileges set forth in the Partnership LPA (as defined in the Merger Agreement). Since the announcement of the Merger, the Company and the Operating Partnership have received requests for additional information regarding the effect of the Merger on the holders of the Partnership Common Units, the Partnership Preferred Units, the Partnership LTIP Units and the Class I High Performance Units (collectively, the “Unitholders”). In response, the Company and the Partnership prepared a letter to the Unitholders addressing such questions. A copy of the letter is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information contained in Item 7.01 of this report, including the information in the communication attached as Exhibit 99.1 to this report, is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Furthermore, the information in Item 7.01 of this report, including the information in the communication attached as Exhibit 99.1 to this report, shall not be deemed to be incorporated by reference in the filings of the registrant under the Securities Act of 1933, as amended.

Cautionary Statement Regarding Forward-Looking Statements

This communication includes certain disclosures which contain “forward-looking statements” within the meaning of the federal securities laws, including but not limited to those statements related to the Merger, including financial estimates and statements as to the expected timing, completion and effects of the Merger. You can identify forward-looking statements because they contain words such as “expect,” “believe,” “target,” “project,” “goals,” “estimate,” “potential,” “predict,” “may,” “will,” “might,” “could,” “forecast,” “outlook” and variations of these terms or the negative of these terms and similar expressions. Forward-looking statements, including statements regarding the Merger, are based on the Company’s current expectations and assumptions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that may differ materially from those contemplated by the forward-looking statements, which are neither statements of historical fact nor guarantees or assurances of future performance.

Important factors, risks and uncertainties that could cause actual results to differ materially from such plans, estimates or expectations include but are not limited to: (i) our ability to complete the Merger on the anticipated terms and timing, or at all, including our ability to obtain the required stockholder approval, and our ability to satisfy the other conditions to the completion of the Merger; (ii) potential litigation relating to the Merger that could be instituted against the Company or its directors, managers or officers, including the effects of any outcomes related thereto; (iii) the risk that disruptions from the Merger will harm the Company’s business, including current plans and operations, including during the pendency of the Merger; (iv) the ability of the Company to retain and hire key personnel; (v) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Merger; (vi) legislative, regulatory and economic developments; (vii) potential business uncertainty, including changes to existing business relationships, during the pendency of the Merger that could affect the Company’s financial performance; (viii) certain restrictions during the pendency of the Merger that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; (ix) unpredictability and severity of catastrophic events, including but not limited to acts of terrorism, outbreaks of war or hostilities or the COVID-19 pandemic, as well as management’s response to any of the aforementioned factors; (x) the possibility that the Merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (xi) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger, including in circumstances requiring the Company to pay a termination fee; (xii) those risks and uncertainties set forth under the headings “Special Note Regarding Forward Looking Statements” and “Risk Factors” in the Company’s most recent Annual Report on Form 10-K, as such risk factors may be amended, supplemented or superseded from time to time by other reports filed by the Company with the Securities and Exchange Commission (the “SEC”) from time to time, which are available via the SEC’s website at www.sec.gov; and (xiii) those risks that will be described in the proxy statement that will be filed with the SEC and available from the sources indicated below.

These risks, as well as other risks associated with the Merger, will be more fully discussed in the proxy statement that will be filed with the SEC in connection with the Merger. There can be no assurance that the Merger will be completed, or if it is completed, that it will close within the anticipated time period. These factors should not be construed as exhaustive and should be read in conjunction with the other forward-looking statements. The forward-looking statements relate only to events as of the date on which the statements are made. The Company does not undertake any obligation to publicly update or review any forward-looking statement except as required by law, whether as a result of new information, future developments or otherwise. If one or more of these or other risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, our actual results may vary materially from what we may have expressed or implied by these forward-looking statements. We caution that you should not place undue reliance on any of our forward-looking statements. You should specifically consider the factors identified in this communication that could cause actual results to differ. Furthermore, new risks and uncertainties arise from time to time, and it is impossible for us to predict those events or how they may affect the Company.

Important Additional Information and Where to Find It

This communication is being made in connection with the Merger. To the extent that you hold any shares of common stock of the Company, this communication is not a solicitation of proxies in respect of the Merger. In connection with the Merger, the Company will file a proxy statement on Schedule 14A and certain other documents regarding the Merger with the SEC. Promptly after filing its definitive proxy statement with the SEC, the definitive proxy statement will be mailed to stockholders of the Company. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, COMPANY STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT THAT WILL BE FILED BY THE COMPANY WITH THE SEC (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER. Company stockholders will be able to obtain, free of charge, copies of such documents filed by the Company when filed with the SEC in connection with the Merger at the SEC’s website (http://www.sec.gov). In addition, the Company’s stockholders will be able to obtain, free of charge, copies of such documents filed by the Company at the Company’s website (www.aircommunities.com). Alternatively, these documents, when available, can be obtained free of charge from the Company upon written request to the Company at 4582 South Ulster Street, Suite 1700, Denver, Colorado 80237.

Participants in the Solicitation

The Company and certain of its directors, executive officers and other employees may be deemed to be participants in the solicitation of proxies from stockholders of the Company in connection with the Merger. Additional information regarding the identity of the participants, and their respective direct and indirect interests in the Merger, by security holdings or otherwise, will be set forth in the proxy statement and other relevant materials to be filed with the SEC in connection with the Merger (if and when they become available). You may obtain free copies of these documents using the sources indicated above.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Letter to Unitholders of Apartment Income REIT, L.P., dated April 19, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

APARTMENT INCOME REIT CORP.

Date: April 19, 2024	By:	/s/ Paul Beldin
Paul Beldin
Executive Vice President and Chief Financial Officer

APARTMENT INCOME REIT, L.P.
By: AIR-GP, Inc., its General Partner

	By:	/s/ Paul Beldin
Paul Beldin
Executive Vice President and Chief Financial Officer

Exhibit 99.1

April 19, 2024

To Unitholders of Apartment Income REIT, L.P.:

On April 7, 2024, Apartment Income REIT Corp., a Maryland corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Apex Purchaser LLC, a Delaware limited liability company (“Buyer 1”), Aries Purchaser LLC, a Delaware limited liability company (“Buyer 2”), Astro Purchaser LLC, a Delaware limited liability company (“Buyer 3” and, together with Buyer 1 and Buyer 2, collectively, “Parents”), and Astro Merger Sub, Inc., a Maryland corporation and a wholly owned subsidiary of Parents (“Merger Sub” and, together with Parents, the “Parent Parties”). The Parent Parties are affiliates of Blackstone Inc. (“Blackstone”). Upon the terms and subject to the conditions of the Merger Agreement, at the closing of the Merger (the “Closing”), Merger Sub will merge with and into the Company (the “Merger”). Upon completion of the Merger, the Company will survive as a wholly owned subsidiary of Parents (the “Surviving Corporation”) and the separate existence of Merger Sub will cease. The board of directors of the Company unanimously approved the Merger Agreement, the Merger and the other transactions contemplated thereby.

Pursuant to the terms and subject to the conditions in the Merger Agreement, at the effective time of the Merger, each share of Class A common stock of the Company that is issued and outstanding immediately prior to the effective time will be automatically cancelled and converted into the right to receive an amount in cash equal to $39.12 (the “Common Stock Merger Consideration”), without interest. During the term of the Merger Agreement, neither the Company nor Apartment Income REIT, L.P., the Company’s operating partnership (the “Partnership”) may pay any dividends on its common stock or units (other than with respect to distributions on the Partnership’s preferred units that are required pursuant to the terms of the Seventh Amended and Restated Agreement of Limited Partnership of the Partnership, dated as of July 7, 2021, together with the Amended and Restated Partnership Unit Designation for the Class I High Performance Partnership Units and the Partnership Unit Designations for the Partnership’s preferred units and the Partnership LTIP Units (the “Partnership LPA”)), as applicable, except as necessary to preserve the Company’s tax status as a real estate investment trust or to avoid the incurrence of entity-level income or excise taxes, and any such dividends would result in an offsetting decrease to the Common Stock Merger Consideration.

Capitalized terms used but not defined herein have the meaning ascribed to them in the Merger Agreement that was publicly filed by the Company with the Securities and Exchange Commission (the “SEC”) on Form 8-K on April 9, 2024. More details about the Merger will be provided in a definitive proxy statement filed by the Company with the SEC.

Please see below for questions and answers regarding what the Merger and the impact of the Merger on the Partnership’s units.

1.	What happens to the Partnership’s units in the Merger?

Upon the Closing, the Partnership Common Units, each class of Partnership Preferred Units, Partnership LTIP Units and Class I High Performance Partnership Units will remain issued and outstanding and will continue to have the rights and privileges set forth in the Partnership LPA, as amended in connection with the Merger, as described below. The Partnership is not being merged and there is no action required on your part.

2.	What are my liquidity options?

The Merger Agreement does not change your redemption rights prior to the Closing – you can redeem your units in the Partnership in accordance with the terms of the Partnership LPA for cash or shares of the Company’s common stock as described in more detail in the Partnership LPA. Upon the Closing, the Surviving Corporation will be a private company and the Company’s common stock will no longer be listed on the NYSE. After the Closing, you will not be able to redeem your units in the Partnership for shares of the Company’s common stock as the Surviving Corporation will no longer be publicly traded on the NYSE after the Closing

In light of the foregoing, at or prior to the consummation of the Merger, the Partnership LPA will be amended by AIR-GP, Inc. (the “General Partner”) in substantially the form attached to the Merger Agreement (the “LPA Amendment”), which was publicly filed by the Company with the SEC on Form 8-K on April 9, 2024, to provide that, following the Closing:

(i)

the Partnership will pay only cash to those holders of units in the Partnership who elect to redeem their units in accordance with the terms of the Partnership LPA (and will not exercise its right to pay for such redeemed units in the Partnership in shares of the Company’s common stock);

(ii)

any of the Partnership Common Units redeemed on the date of Closing or within ten (10) days thereafter will be valued at an amount equal to the Common Stock Merger Consideration minus the aggregate amount of all distributions per Partnership Common Unit declared or paid to the holders of Partnership Common Units during the period commencing on the date of Closing and ending on the date a notice of redemption is received; and

(iii)

any Partnership Common Units redeemed after the tenth (10th) day following the date of Closing will be valued by the General Partner (which will be an affiliate of, and controlled by, Blackstone at such time) in good faith on the basis of such information as it considers, in its reasonable judgment, as appropriate.

What this means is that after the Closing, you will still have the right to redeem the units for cash in the Partnership. The General Partner will settle redemptions only for cash and not for shares of the Company’s common stock, with the redemption price determined as described above. The value of the units in the Partnership will be determined as described above as the common stock of the Surviving Corporation will no longer be publicly traded on the NYSE after the Closing.

3.	What is the 10 day period?

Under the terms of the LPA Amendment that will be adopted and implemented in connection with the Closing, for the first ten days after the Closing, the value of any redeemed Partnership Common Units will be no less than the Common Stock Merger Consideration minus the aggregate amount of all distributions per Partnership Common Unit declared or paid to the holders of Partnership Common Units during the period commencing on the date of Closing and ending on the date a notice of redemption is received.

4.	Currently the Partnership’s units are linked to the Company’s common stock. How will that change after the Closing?

Upon the Closing, the Company will be a private company and its common stock will no longer be listed on the NYSE. The LPA Amendment will provide that, following the Closing, the General Partner will settle redemptions for cash and not for shares of common stock of the Company, as described above.

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5.	How will the Merger impact LTIPs?

Partnership LTIP Units will continue to remain outstanding after the Closing and remain subject to the terms of the Partnership LPA, as amended by the LPA Amendment referred to above, and the applicable award agreements.

6.	How will the Merger impact my investment in the Partnership’s business?

Units in the Partnership will not be redeemed in connection with the Merger (unless a holder elects to redeem his, her or its units in the Partnership in accordance with the terms of the Partnership LPA, as amended by the LPA Amendment described above) and each holder of units of the Partnership will continue to have the rights and privileges set forth in the Partnership LPA, as amended by the LPA Amendment described above. Each unitholder will continue to participate in the economics of the go-forward business in proportion to his, her or its units in the Partnership and in accordance with the terms of the Partnership LPA, as amended by the LPA Amendment described above. The General Partner (which will be an affiliate of, and controlled by, Blackstone at such time) will determine any distributions to the unitholders after the Closing.

7.	How will the Merger impact the Partnership Preferred Units?

The Class One Partnership Preferred Units, the Class Two Partnership Preferred Units, the Class Three Partnership Preferred Units, the Class Four Partnership Preferred Units, the Class Six Partnership Preferred Units, the Class Seven Partnership Preferred Units, the Class Eleven Partnership Preferred Units and the Class Twelve Partnership Preferred Units will each continue to remain outstanding after the Closing and remain subject to the terms of the Partnership LPA, as amended by the LPA Amendment referred to above.

8.	How will the Merger impact the Class I High Performance Partnership Units?

The Partnership LPA, as amended by the LPA Amendment described above, and existing award agreements will continue to govern the Class I High Performance Partnership Units. After the Closing, you will not be able to redeem your units in the Partnership for shares of the Company’s common stock as the common stock of the Surviving Corporation will no longer be publicly traded on the NYSE after the Closing.

9.	Are you seeking my vote on the Merger?

Under the terms of the Partnership LPA, holders of units in the Partnership will not vote on the Merger. As described above, the Partnership is not being merged and, upon the Closing, the Partnership Common Units, each class of Partnership Preferred Units, Partnership LTIP Units and Class I High Performance Partnership Units will remain issued and outstanding and will continue to have the rights and privileges set forth in the Partnership LPA, as amended in connection with the Merger.

10.	What does the Merger mean for my tax position?

The Merger will not be a taxable event with respect to the units of the Partnership. If a holder of units in the Partnership is party to a contractual agreement with the Company or any of its subsidiaries with respect to tax matters particular to such holder’s units in the Partnership, such agreements will continue to remain in effect in accordance with their terms. Holders of units in the Partnership are urged to consult their tax advisors to discuss all tax considerations of the Merger applicable to them in light of their particular circumstances.

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Cautionary Statement Regarding Forward-Looking Statements

This communication includes certain disclosures which contain “forward-looking statements” within the meaning of the federal securities laws, including but not limited to those statements related to the Merger, including financial estimates and statements as to the expected timing, completion and effects of the Merger. You can identify forward-looking statements because they contain words such as “expect,” “believe,” “target,” “project,” “goals,” “estimate,” “potential,” “predict,” “may,” “will,” “might,” “could,” “forecast,” “outlook” and variations of these terms or the negative of these terms and similar expressions. Forward-looking statements, including statements regarding the Merger, are based on the Company’s current expectations and assumptions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that may differ materially from those contemplated by the forward-looking statements, which are neither statements of historical fact nor guarantees or assurances of future performance.

Important factors, risks and uncertainties that could cause actual results to differ materially from such plans, estimates or expectations include but are not limited to: (i) our ability to complete the Merger on the anticipated terms and timing, or at all, including our ability to obtain the required stockholder approval, and our ability to satisfy the other conditions to the completion of the Merger; (ii) potential litigation relating to the Merger that could be instituted against the Company or its directors, managers or officers, including the effects of any outcomes related thereto; (iii) the risk that disruptions from the Merger will harm the Company’s business, including current plans and operations, including during the pendency of the Merger; (iv) the ability of the Company to retain and hire key personnel; (v) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Merger; (vi) legislative, regulatory and economic developments; (vii) potential business uncertainty, including changes to existing business relationships, during the pendency of the Merger that could affect the Company’s financial performance; (viii) certain restrictions during the pendency of the Merger that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; (ix) unpredictability and severity of catastrophic events, including but not limited to acts of terrorism, outbreaks of war or hostilities or the COVID-19 pandemic, as well as management’s response to any of the aforementioned factors; (x) the possibility that the Merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (xi) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger, including in circumstances requiring the Company to pay a termination fee; (xii) those risks and uncertainties set forth under the headings “Special Note Regarding Forward Looking Statements” and “Risk Factors” in the Company’s most recent Annual Report on Form 10-K, as such risk factors may be amended, supplemented or superseded from time to time by other reports filed by the Company with the SEC from time to time, which are available via the SEC’s website at www.sec.gov; and (xiii) those risks that will be described in the proxy statement that will be filed with the SEC and available from the sources indicated below.

These risks, as well as other risks associated with the Merger, will be more fully discussed in the proxy statement that will be filed with the SEC in connection with the Merger. There can be no assurance that the Merger will be completed, or if it is completed, that it will close within the anticipated time period. These factors should not be construed as exhaustive and should be read in conjunction with the other forward-looking statements. The forward-looking statements relate only to events as of the date on which the statements are made. The Company does not undertake any obligation to publicly update or review any forward-looking statement except as required by law, whether as a result of new information, future developments or otherwise. If one or more of these or other risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, our actual results may vary materially from what we may have expressed or implied by these forward-looking statements. We caution that you should not place undue reliance on any of our forward-looking statements. You should specifically consider the factors identified in this communication that could cause actual results to differ. Furthermore, new risks and uncertainties arise from time to time, and it is impossible for us to predict those events or how they may affect the Company.

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Important Additional Information and Where to Find It

This communication is being made in connection with the Merger. To the extent that you hold any shares of common stock of the Company, this communication is not a solicitation of proxies in respect of the Merger. In connection with the Merger, the Company will file a proxy statement on Schedule 14A and certain other documents regarding the Merger with the SEC. Promptly after filing its definitive proxy statement with the SEC, the definitive proxy statement will be mailed to stockholders of the Company. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, COMPANY STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT THAT WILL BE FILED BY THE COMPANY WITH THE SEC (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER. Company stockholders will be able to obtain, free of charge, copies of such documents filed by the Company when filed with the SEC in connection with the Merger at the SEC’s website (http://www.sec.gov). In addition, the Company’s stockholders will be able to obtain, free of charge, copies of such documents filed by the Company at the Company’s website (www.aircommunities.com). Alternatively, these documents, when available, can be obtained free of charge from the Company upon written request to the Company at 4582 South Ulster Street, Suite 1700, Denver, Colorado 80237.

Participants in the Solicitation

The Company and certain of its directors, executive officers and other employees may be deemed to be participants in the solicitation of proxies from stockholders of the Company in connection with the Merger. Additional information regarding the identity of the participants, and their respective direct and indirect interests in the Merger, by security holdings or otherwise, will be set forth in the proxy statement and other relevant materials to be filed with the SEC in connection with the Merger (if and when they become available). You may obtain free copies of these documents using the sources indicated above.

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